Exhibit 10.10

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO.1 to the CREDIT AGREEMENT, dated as of December 20, 2004, among DOLLARAMA GROUP L.P., a limited partnership organized under the laws of Quebec, Canada (“Dollarama”), ARIS IMPORT INC., a corporation organized under the Canada Business Corporations Act (“Aris”, and together with Dollarama, the “Borrowers” and each, a “Borrower”), DOLLARAMA HOLDINGS L.P., a limited partnership organized under the laws of Quebec, Canada (“Holdings”), the Lenders (as defined below) party hereto and the Administrative Agent (as defined below), amends certain provisions of the Credit Agreement dated as of November 18, 2004 (the “Credit Agreement”), among each Borrower, Holdings, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), ROYAL BANK OF CANADA (“RBC”), as Administrative Agent, CITIBANK CANADA, as Syndication Agent, THE BANK OF NOVA SCOTIA and JPMORGAN CHASE BANK, as Co-Documentation Agents, CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger and Joint Book-Running Manager, RBC Capital Markets, as Joint Lead Arranger and Joint Book-Running Manager for the Term A Facility and Revolving Credit Facility and J.P. MORGAN SECURITIES INC., as Joint Lead Arranger and Joint Book-Running Manager for the Term B Loan Facility.

PRELIMINARY STATEMENTS

The parties to this Amendment are party to the Credit Agreement. Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment are used herein as therein defined.

The parties hereto agree to amend the Credit Agreement on the terms and subject to the conditions set forth in this Amendment as follows:

SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended:

(i) by deleting Clause (a) of the definition of “Applicable Rate” and replacing it with the following:

(a) with respect to Term B Loans, (i) for Eurodollar Rate Loans, 2.25% and (ii) for U.S. Base Rate Loans, 1.25%; and

(ii) by deleting the definition of “Canadian Dollar Equivalent” in its entirety and replacing it with the following:

“Canadian Dollar Equivalent” of any amount means at the time of determination thereof, (a) if such amount is expressed in Canadian Dollars, such amount and (b) if such amount is expressed in U.S. Dollars, the equivalent of such amount in Canadian Dollars determined by using the noon spot rate of the Bank of Canada on the date of determination for the spot purchase in the foreign exchange market of such amount of Canadian Dollars with U.S. Dollars.

(iii) by deleting the last sentence of the definition of “Indebtedness” in its entirety and replacing it with the following:

The amount of Indebtedness of any Person for purposes of clause (e) if limited in recourse to the property encumbered thereby shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by a person in good faith.

(iv) by deleting the definition of “Transition Reserve Amount” in its entirety and replacing it with the following:

“Transition Reserve Amount” means a CA$5,000,000 reserve in aggregate for expenses and capital expenditures of a one-time nature that are involved in the post-closing transition, including, but not limited to, information system upgrades, other capital upgrades and third party services, in each case which Dollarama or any Restricted Subsidiary incurs or makes (or enters into a contract to incur or make) in the period commencing on the Closing Date and ending on the last day of the second fiscal year after the Closing Date.

(b) Section 2.01(c) (Bankers Acceptances) is hereby amended by inserting in Clause (B) thereof the word “applicable” immediately after “and available to all” in each place where such words appear in such Clause (B).

(c) Section 7.03 (Indebtedness) of the Credit Agreement is hereby amended as follows:

(i) by inserting at the end of Section 7.03(b)(ii) thereof the following:

provided, however, that in connection with any such Permitted Refinancing in full of the Indebtedness referred to in clause (B), Dollarama and its Restricted Subsidiaries shall be permitted, on or prior to the date that is twelve (12) months following the Closing Date, to incur additional Indebtedness (including any Permitted Refinancing thereof, the “Incremental Refinancing Debt”) in an aggregate principal amount not exceeding the sum of (i) the CA$50,000,000 principal amount of Canadian Holdco Senior Notes issued to the Investors on the Closing Date (or the aggregate principal amount of Permitted Holdco Debt issued to refinance such Canadian Holdco Senior Notes), (ii) additional Canadian Holdco Senior Notes issued to the Investors by Canadian Holdco pursuant to investments required under Section 7.06(k)(ii) (or the aggregate principal amount of Permitted Holdco Debt issued to refinance such Canadian Holdco Senior Notes) and (iii) any accrued but unpaid interest and premium (if any; provided, that the terms of any such premium shall not be materially less favorable to the Lenders than the terms of any premium payable pursuant to the terms of the Canadian Holdco Senior Notes in effect on the Closing Date) on such Canadian Holdco Senior Notes (or on Permitted Holdco Debt issued to refinance such Canadian Holdco Senior Notes) through the date of the incurrence of the Incremental Refinancing Debt, so long as (a) such Incremental Refinancing Debt will be incurred as part of, and have terms identical (except as to the principal amount) to, Indebtedness incurred in respect of such Permitted Refinancing, (b) the proceeds of such Incremental Refinancing Debt are used solely for the purpose of making Restricted Payments to refinance Canadian Holdco Senior Notes held by the Investors or Permitted Holdco Debt issued to refinance such Canadian Holdco Senior Notes, (c) immediately after giving Pro Forma Effect to such incurrence, the Consolidated Adjusted Leverage Ratio shall be no greater than 6.4:1, (d) Moody’s and S&P shall have confirmed that the incurrence of Incremental Refinancing Debt shall not adversely affect the ratings of the Facilities or cause the ratings of such Indebtedness incurred in respect of such Permitted Refinancing to be worse than the ratings of the Senior Subordinated Facility in effect

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immediately prior to such incurrence (in each case including by any “negative outlook” or similar qualification to such ratings) and (e) no Default shall have occurred which is continuing at the time of or after giving effect to such incurrence;

(ii) by removing clause (c)(ii) thereof in its entirety and replacing it with the following:

(ii) Indebtedness permitted pursuant to Sections 7.03(b)(ii)(B) and (C), (iv) and (xii);

(d) Section 7.06 (Restricted Payments) of the Credit Agreement is hereby amended by deleting Clause (l) thereof in its entirety and replacing it with the following:

(l) (i) Dollarama and Holdings may make Restricted Payments from the proceeds of Incremental Refinancing Debt for the purposes specified in, and incurred pursuant to, Section 7.03(b)(ii) and (ii) Holdings may make additional Restricted Payments from the proceeds of Permitted Holdco Debt.

(e) Section 7.13 (Accounting Changes) is hereby deleted in its entirety and replaced with the following:

Section 7.13 (Accounting Changes). Make any change to its fiscal year, except that (following notice to the Administrative Agent) Holdings and its Restricted Subsidiaries may change such fiscal year to end on (instead of January 31st) the Saturday closest to January 31st.

(f) Section 7.14 (Prepayments, Etc. of Indebtedness) of the Credit Agreement is hereby amended by inserting at the end of Clause (a)(iii) thereof, immediately before the phrase “or (b) amend, modify or change”, the following:

, (iv) on or prior to the date that is twelve (12) months following the Closing Date, a one time optional prepayment not exceeding CA$25,000,000 of Indebtedness in respect of the Senior Subordinated Facility or the Subordinated Exchange Securities, made from available cash on the balance sheet of Dollarama and its Subsidiaries (to the extent such available cash is not required to be applied as a mandatory prepayment of the Loans pursuant to Section 2.05(b)(i)), and (v) the prepayment of Permitted Holdco Debt from the proceeds of Incremental Refinancing Debt for the purposes specified in, and incurred pursuant to, Section 7.03(b)(ii)

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof on the date when the following conditions precedent have been satisfied:

(a) the Administrative Agent shall have received counterparts of this Amendment executed by each Borrower, Holdings and the Required Lenders or, as to any of the Lenders, evidence satisfactory to the Administrative Agent that such Lender has executed this Amendment; and

(b) each Guarantor shall have executed a consent to this Amendment in the form attached hereto.

Furthermore this Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

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SECTION 3. Construction with the Loan Documents.

(a) On and after this Amendment becoming effective in accordance with Section 2, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. The table of contents, signature pages and list of Exhibits and Schedules of the Credit Agreement shall be deemed modified to reflect the changes made by this Amendment.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the L/C Issuers, the Arrangers or the Agents under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

(e) This Amendment (i) constitutes an amendment of the Credit Agreement and (ii) shall not create a novation of any Obligations of the Loan Parties pursuant to the Loan Documents.

SECTION 4. Governing Law. This Amendment is governed by, and shall be construed in accordance with, the law of the State of New York.

SECTION 5. Representations And Warranties. Each of Dollarama and Holdings hereby represents and warrants that each of the representations and warranties made by it in the Credit Agreement, as amended hereby, and the other Loan Documents to which it respectively is a party or by which it is bound, shall be true and correct in all material respects on and as of the date hereof (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DOLLARAMA GROUP L.P.,
herein acting and represented by:
DOLLARAMA GROUP GP INC., its general partner, as Borrower

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Senior Vice President, Interim Chief Financial Officer and Secretary

ARIS IMPORT INC., as Borrower

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Senior Vice President, Interim Chief Financial Officer and Secretary

DOLLARAMA HOLDINGS L.P., herein acting and represented by:
DOLLARAMA HOLDINGS GP INC., its general partner, as Holdings

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Senior Vice President, Interim Chief Financial Officer and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ Gail Watkin
Name:	Gail Watkin
Title:	Manager Agency

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

ROYAL BANK OF CANADA,
as lender and L/C Issuer

By:	/s/ Rob Smith
Name:	Rob Smith
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

CITIBANK CANADA,
as Syndication agent and lender

By:	/s/ Isabellle F. Cote
Name:	Isabelle F. Cote
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

THE BANK OF NOVA SCOTIA, as Co-Documetation Agent, Lender and L/C Issuer

By:	/s/ Brian Evans
Name:	Brian Evans
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

CITICORP NORTH AMERICA, INC.,
as Lender

By:	/s/ Stephen R. Sellhausen
Name:	Stephen R. Sellhausen
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
as Lender

By:	/s/ Christine Chan
Name:	Christine Chan
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
as Co-Documentation Agent and Lender

By:	/s/ Teri Streusand
Name:	Teri Streusand
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

CONSENT OF GUARANTORS

Dated as of December 20, 2004

Each of the undersigned, as a Guarantor under its Guaranty dated as of November 18, 2004 (its “Guaranty”) under the Credit Agreement referred to in the foregoing Amendment, and as a Loan Party under each Collateral Document to which it is a party, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, its Guaranty and all Liens granted by it pursuant to the Collateral Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in its Guaranty and such Collateral Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

DOLLARAMA HOLDINGS L.P.,
herein acting and represented by:
DOLLARAMA HOLDINGS GP INC.,
its general partner,
as Guarantor

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Senior Vice President, Interim Chief Financial Officer and Secretary

DOLLARAMA L.P.,
herein acting and represented by:
DOLLARAMA GP INC.,
its general partner,
as Guarantor

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Senior Vice President, Interim Chief Financial Officer and Secretary

DOLLARAMA CORPORATION,
as Guarantor

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Senior Vice President, Interim Chief Financial Officer and Secretary

DOLLARAMA GP INC,
herein acting and represented by:
DOLLARAMA GROUP GP INC.,
its general partner,
as Guarantor

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Senior Vice President, Interim Chief Financial Officer and Secretary

ARIS IMPORT
as Guarantor

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Senior Vice President, Interim Chief Financial Officer and Secretary

DOLLARAMA GROUP L.P.,
herein acting and represented by:
DOLLARAMA GROUP GP INC.,
its general partner,
as Guarantor

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Senior Vice President, Interim Chief Financial Officer and Secretary